                                                                       Exhibit F


                         REGISTRATION RIGHTS AGREEMENT

    This Agreement (this "Agreement") is made and entered into as of April 30, 1996, by and among Warren Amendola, Sr., Patricia Amendola, Three R Profit Sharing Retirement Plan Warren Amendola, Jr., Richard Amendola and Russell Amendola (collectively, the"Amendola Group"), and USA Skate Corporation, a Delaware corporation ("Buyer").

    This Agreement is made pursuant to the Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") by and among the Buyer, California Pro Sports, Inc., a Delaware corporation ("California Pro") and the Amendola Group. In connection with the Stock Purchase Agreement, the Buyer has agreed to provide the registration rights and other rights set forth in this Agreement to the Amendola Group.

    The parties hereby agree as follows:

    1.   DEFINITIONS.

         (a) REGISTERABLE SECURITIES. The terms "Registerable Securities" and "Restricted Securities" shall mean the two hundred fifty thousand (250,000) shares of the Buyer's common stock, par value $.01 per share (the "Common Stock"), which was acquired by the Amendola Group pursuant to the Stock Purchase Agreement, including in each case any shares received in connection with any stock split, stock dividend, recapitalization, reclassification or other distribution payable or issuable in shares of Common Stock (the "Amendola Common Stock").

         (b) RESTRICTED SECURITIES. For the purposes of this Agreement, the Common Stock will cease to be Restricted Securities when (i) a registration statement covering such Restricted Securities has been declared effective and they have been disposed of pursuant to such effective registration statement, or (ii) they are eligible for public resale under Rule 144 promulgated under the Securites Act of 1933, as amended (the "Securities Act").

         (c) REGISTERABLE SECURITIES. As to any particular shares, such shares will cease to be Registerable Securities when they cease to be Restricted Securities.

         (d) STOCKHOLDERS. The term "Stockholders" shall mean California Pro, Henry Fong and Michael S. Casazza.

    2.   PIGGY-BACK REGISTRATION.

         At any time, if the Buyer proposes to file a registration statement under the Securities Act with respect to an offering by the Buyer of any class of equity security similar to the Registerable Securities (other than a registration statement on Form S-4 or S-8 or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing stockholders or employees of the Buyer), then the Buyer shall give written notice of such proposed filing to the holders of Registerable Securities at least 30 days before the anticipated filing date, and such notice shall offer such holders the opportunity to register such number of Registerable Securities amounting, in the aggregate, to not less than one hundred thousand (100,000) shares of Amendola Common Stock. The Buyer shall use reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the holders of Registerable Securities requested to be included in the registration to include such securities in such underwritten offering on the same terms and conditions as any similar securities of the Buyer included therein. Notwithstanding anything to the contrary in the foregoing, if the managing underwriter or underwriters of such offering (or, in the case of an offering not being underwritten, the Buyer) delivers a written opinion (or, in the case of the Buyer, a resolution of its Board of Directors certified by the President of the Buyer) to the holders of Registerable Securities that the total amount and kind of securities which they, the Buyer and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of holders of Registerable Securities and persons other than the Buyer shall be eliminated or reduced pro rata (based on the amount of securities owned which carry registration rights) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters in its written opinion (or the Board of Directors in its resolution).

    3.   REGISTRATION PROCEDURES.

         The Buyer will, in connection with any registration pursuant to
Section 2 in which sellers of Registerable Securities are included, as expeditiously as possible:

         (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on any appropriate form under the Securities Act, which form shall be available for the sale of Registerable Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such registration statement to become effective; PROVIDED that at least five business days before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, the Buyer will furnish to each seller of Registerable Securities draft copies of such registration statement, and, upon the request of any seller of Registerable Securities, shall continue to provide drafts of such registration statement until filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such seller and to change the registration statement as it relates to such seller as requested by such seller on a timely basis, and to reasonably consider other changes to the registration statement (but not including any document incorporated therein by reference) reasonably requested by such seller on a timely basis, in light of the requirements of the Securities Act and any other applicable laws and regulations; and PROVIDED, FURTHER, that as to documents incorporated by reference, the Buyer shall provide documents incorporated by reference promptly upon request after the filing of such documents;

         (b) prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for up to ninety (90) days or such longer period of time Buyer has committed to keep such registration effective for others, or such lesser time if the Amendola Group sellers have effected all their sales therein (the "Effective Period"); and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 under the Securities Act, during the Effective Period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the Effective Period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to such prospectus;

         (c) notify the sellers of Registerable Securities and the managing underwriters, if any, promptly, and confirm such advice in writing, (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (4) of the receipt by the Buyer of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (5) of the happening of any event which makes any statement made in any registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in any registration statement or prospectus so that they will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (d) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time and to prevent the entry of such an order;

         (e) use reasonable efforts to register or qualify such Registerable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registerable Securities owned by such seller; PROVIDED that the Buyer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction or
(iii) take any action which would subject it to general service of process in any such jurisdiction;

         (f) make available for inspection by a representative of each seller of Registerable Securities and any attorney or accountant retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Buyer (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility (or establish a due diligence defense), and cause the officers, directors and employees of the Buyer to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which the Buyer determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (ii) the disclosure of such Records is required by any applicable law or regulation or any governmental regulatory body with jurisdiction over any holder of Registerable Securities. The seller of Registerable Securities agrees that it will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Buyer and allow the Buyer, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

         (g) cooperate with the selling holders of Registerable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold and not bearing any restrictive legends and enable such Registerable Securities to be in such denominations and registered in such names as the selling holders of Registerable Securities or any managing underwriters may request at least two business days prior to any sale of Registerable Securities;

         (h) comply with all applicable rules and regulations of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months, (1) in an underwritten offering, commencing at the end of any fiscal quarter in which Registerable Securities are sold to underwriters, or (2) in a non-underwritten offering, beginning with the first month of the Buyer's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement in each case shall satisfy the provisions of Section 11(a) of the Securities Act;

         (i) provide a CUSIP number for all Registerable Securities, not later than the effective date of the registration statement relating to the first public offering of Registerable Securities of the Buyer pursuant hereto;

         (j) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions reasonably requested by the holders of a majority of the Registerable Securities being sold or the managing underwriter or underwriters in order to expedite or facilitate the disposition of such Registerable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties, if any, to the holders of such Registerable Securities and any underwriters with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Buyer and updates thereof addressed to each selling holder and the underwriters, if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters, (3) obtain a "cold comfort" letter and updates thereof from the Buyer's independent certified public accountants addressed to the sellers of the Registerable Securities and to the underwriters, if any, which letters shall be in customary form and cover matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, and (4) the Buyer shall deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registerable Securities being sold and the managing underwriters, if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Buyer. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

         (k) if requested by the holders of a majority of the Registerable Securities being registered, use its best efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which the Buyer's Common Stock is then listed.

         The Buyer may require each seller of Registerable Securities as to which any registration is being effected to furnish to the Buyer such information regarding the distribution of such securities as the Buyer may from time to time reasonably request in writing.

         Each member of the Amendola Group agrees, and each other holder of Registerable Securities will be required, in its request to register securities pursuant to this Agreement, to agree, that, upon receipt of any notice from the Buyer of the happening of any event of the kind described in Section 3(c)(2), 3(c)(3), 3(c)(4) or 3(c)(5) hereof, such holder will forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(c)(1) hereof, or until it is advised in writing (the "Advice") by the Buyer that the use of the applicable prospectus may be resumed, and until it has received copies of any additional or supplemental filings which are incorporated by reference in such prospectus, and, if so directed by the Buyer, such holder will deliver to the Buyer (at the expense of the Buyer) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registerable Securities current at the time of receipt of such notice.

    4.   REGISTRATION EXPENSES.

         All expenses incident to the performance of or compliance with this Agreement by the Buyer, including, without limitation, all registration and filing fees of the Commission, the National Association of Securities Dealers Inc. and other agencies, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the securities to be registered on any securities exchange and fees and disbursements of counsel for the Buyer and the Buyer's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Buyer elects to obtain such insurance), the fees and expenses of any special experts retained by the Buyer in connection with such registration, and the fees and expenses of any other person retained by the Buyer (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the holders of Registerable Securities (or the agents who act on their behalf) unless reimbursement is specifically approved by the Buyer) will be borne by the Buyer. All such expenses are herein called "Registration Expenses".

    5.   COME-ALONG RIGHTS.

         (a) If one or more Stockholders proposes to sell, convey or otherwise transfer, in a single transaction or a series of related transactions, a number of shares of Common Stock which at the time of such transfer represents beneficial ownership of three percent (3%) or more of the Common Stock then outstanding, then such transferor(s) shall offer all of the Amendola Group an opportunity, as provided below, to sell their shares of Common Stock on the same terms and conditions as those received by such transferor(s). Any transfer under this Section 5(a) is herein referred to as a "COME-ALONG TRANSFER" and any Stockholder proposing to be a transferor under this Section 5(a) is herein referred to as an "OFFEROR STOCKHOLDER".

         (b) Any Offeror Stockholder shall give not less than thirty (30) days' prior written notice of the proposed Come-Along Transfer and its terms to all of the Amendola Group. If any Amendola Group member elects to participate in such Come-Along Transfer, such election shall be made by written notice to the Buyer and to the Offeror Stockholder within twenty (20) days after notice of the Come-Along Transfer is given. Then such electing Amendola Group member (each an "ELECTING STOCKHOLDER") shall have the opportunity and right (i) to sell in such Come-Along Transfer up to all of such Electing Stockholder's shares of Common Stock (upon the same terms and conditions as the Offeror Stockholder), if the offer proposed in such Come-Along Transfer extends to all outstanding shares of Common Stock owned by the Amendola Group or (ii) in the event the offer is for less than all outstanding shares of Common Stock of the Amendola Group, each Electing Stockholder shall have the opportunity and right to sell in such Come-Along Transfer (upon the same terms and conditions as the Offeror

Stockholder) up to that number of shares of Common Stock owned by such Electing Stockholder as shall equal the product of (x) a fraction, the numerator of which is the number of shares of Common Stock beneficially owned by such Electing Stockholder as of the date of such Come-Along Transfer and the denominator of which is the aggregate number of shares of Common Stock beneficially owned as of the date of such Come-Along Transfer by the Offeror Stockholder and by all Electing Stockholders, multiplied by (y) the number of shares of Common Stock which the transferee(s) has (have) offered to acquire (by the purchase of shares of Common Stock) in such Come-Along Transfer. The number of shares of Common Stock to be sold by any Offeror Stockholder shall be reduced to the extent necessary to provide for such sales of shares of Common Stock by Electing Stockholders.

         (c) This Section 5 shall not apply to a transfer of all or part of a Stockholder's shares of Common Stock to another Stockholder which beneficially owned at least 5% of the Common Stock of the Buyer as of the date hereof after giving effect to all transactions on the date hereof; PROVIDED, that such shares of Common Stock shall remain subject to this Agreement.

         (d) At any time within ninety (90) days after the expiration of the twenty (20) day election period under Section 5(b) hereof regarding a Come-Along Transfer, the Offeror Stockholder shall be free to sell shares of Common Stock pursuant to such Come-Along Transfer, subject to rights of participation exercised by Electing Stockholders pursuant to Section 5(b), and such sales by an Offeror Stockholder shall be free of any further right of participation pursuant to (or on no more favorable terms than) the bona fide purchase offer from the proposed transferee(s) as specified in the notice concerning the Come-Along Transfer which was given pursuant to Section 5(b) hereof. Shares proposed to be sold by an Offeror Stockholder pursuant to the Come-Along Transfer but which are not so sold within such ninety (90) days shall be subject to the restrictions of this Section 5.

    6.   VALUATION GUARANTY.

         Notwithstanding anything herein contained to the contrary, the Buyer covenants and agrees that the aggregate value of the Amendola Common Stock as of March 31, 1997 (the "Revaluation Date") shall equal or exceed the sum of
THREE HUNDRED THOUSAND ($300,000.00) DOLLARS (the "Guaranteed Value").   If the
Common Stock is not publicly traded, the value of the Amendola Common Stock shall be deemed to be zero (0), and, simultaneously with the Buyer's payment to the Amendola Group of the Guaranteed Value, the Amendola Group shall return to the Buyer the Amendola Common Stock. If the Common Stock is publicly traded, the value of the Amendola Common Stock shall be determined on the basis of the average closing bid price per share of the Common Stock for the twenty (20) trading days immediately prior to the Revaluation Date (the "Revaluation Amount"). If the Revaluation Amount of the Amendola Common Stock is less than the Guaranteed Value as of the Revaluation Date, the Buyer, shall promptly pay to the Amendola Group, or its successors and/or assigns, U.S. Dollars in the amount equal to the deficiency between the Revaluation Amount and the Guaranteed Value.

         The Amendola Group understands and agrees that the cash payments that may be due under this Section 6 shall be subordinate to LaSalle National Bank to the extent prescribed in a separate agreement between the Amendola Group and LaSalle National Bank.

    7    INDEMNIFICATION; CONTRIBUTION.

         (a) INDEMNIFICATION BY THE BUYER. The Buyer agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registerable Securities, its officers and directors and each person who controls such holder (within the meaning of the Securities Act), and any agent thereof against all losses, claims, damages, liabilities and expenses incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation (including reasonable expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such holder furnished in writing to the Buyer by such holder expressly for use therein.

         (b) INDEMNIFICATION BY HOLDER OF REGISTERABLE SECURITIES. In connection with any registration statement in which a holder of Registerable Securities is participating, each such holder will be required to furnish to the Buyer in writing such information with respect to such holder as the Buyer reasonably requests for use in connection with any such registration statement or prospectus, and each member of the Amendola Group agrees to the extent it is such a holder, and each other such holder will be required to agree, to indemnify, to the full extent permitted by law, the Buyer, the directors and officers of the Buyer and each person who controls the Buyer (within the meaning of the Securities Act) and any agent thereof, against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary to make the statements therein,in the light of the circumstances under which they are made, not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such holder furnished in writing to the Buyer expressly for use therein.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by an indemnified party under this Section 7 of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party (x) hereunder, unless the indemnifying party is actually prejudiced thereby or (y) otherwise than under this Section 7. In case any such action, suit or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party and the payment of all expenses. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the indemnified party, which firm shall be designated in writing by the indemnified party).

         (d) LIMITATION. Anything to the contrary contained in this Section 7 or in Section 8 hereof notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by such holder in connection with any sale of Registerable Securities as contemplated herein.

    8.   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

         No holder of Registerable Securities may participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Rules 10b-6 and 10b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement; PROVIDED that all such documents shall be consistent with the provisions of Section 3 hereof.

    9.   RULE 144.

         Following a Public Offering, if any, the Buyer covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder. So long as the Buyer is not required to file such reports following a Public Offering, it will, upon the request of any holder of Registerable Securities, make publicly available other information to the extent, and so long as, necessary to permit sales pursuant to Rule 144 under the Securities Act, and it will take such further action as any holder of Registerable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registerable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission, in each case to the extent such rules may otherwise be available to such holder. Upon the reasonable request of any holder of Registerable Securities, the Buyer will deliver to such holder a written statement as to whether it has complied with such requirements.

    10.  ADDITIONAL PROVISIONS.

         (a) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Buyer and those members of the Amendola Group holding not less than fifty (50%) percent of the Registerable Securities.

         (b) NOTICES. All communications under this Agreement shall be sufficiently given if delivered by hand or by overnight courier or mailed by registered or certified mail, postage prepaid, addressed,

         (1)  if to the Buyer, to:

              USA Skate Corporation
              8102 White Horse Road
              Greenville, SC 29611
              Attention: Michael S. Casazza, President

              with a copy to:

              Friedlob Sanderson Raskin Paulson & Tourtillott, LLC 1400 Glenarm Place, Suite 300
              Denver, Colorado 80202
              Attention: Gerald Raskin, Esq.

         (2)  if to the Amendola Group,
               to:

              c/o Warren Amendola, Sr.
              22 Mallard Cove
              Centerport, New York 11721

              with a copy to:

              Blau, Kramer, Wactlar & Lieberman, P.C.
              100 Jericho Quadrangle
              Jericho, New York  11753
              Attention:  Edward I. Kramer, Esq.

or, in the case of the Amendola Group, at such other address as such Amendola Group shall have furnished in writing to the Buyer; or, in the case of the Buyer, at such other address as the Buyer or California Pro shall have furnished in writing to each of the Amendola Group.

         (c) SUCCESSORS AND ASSIGNS; HOLDERS AS BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns, and the agreements of the Buyer herein shall inure to the benefit of all holders of Registerable Securities and their respective successors and assigns. Nothing in this Agreement shall be deemed to impose on any of the Amendola Group any obligations to or in respect of any other holder of Registerable Securities.

         (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

         (g) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect of any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Amendola Group, the Buyer and the holders of Registerable Securities shall be enforceable to the fullest extent permitted by law.

         (h) ENTIRE AGREEMENT; SURVIVAL; TERMINATION. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Stock Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

         (i) JURISDICTION AND FORUM SELECTION. For all actions and proceedings, the parties hereby irrevocably and unconditionally (i) consent to the exclusive jurisdiction of the United States District Court for the Eastern District of New York (or if there is no subject matter jurisdiction, the Supreme Court of New York for the County of Suffolk) over any action, suit or proceeding arising out of or relating to this Agreement, (ii) agree not to commence any action, suit or proceeding arising out of or relating to this Agreement except in such court, (iii) agree that service of any process, summons, notice or document sent by U.S. certified mail, return receipt requested, or by nationally recognized overnight courier service to any other party's address shall be effective against any other party in any such court, and (iv) waive any objection to the proceeding in such court, including objections based on forum non-conveniens.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                        The Buyer
                        USA SKATE CORPORATION

                        By:___________________________________________________
                                Name:
                                Title:

                        ______________________________________________________
                        Warren Amendola, Sr.

                        ______________________________
                        Patricia Amendola

                        THREE R SALES, INC.

                        By:___________________________________________________
                                Name:
                                Title:

                        ______________________________
                        Russell Amendola

                        ______________________________
                        Richard Amendola

                        ______________________________
                        Warren Amendola, Jr.

                                                                    Attachment 1
                                                                    to Exhibit F

                                   GUARANTY


    THIS GUARANTY is dated and delivered effective as of April 30, 1996, by Henry Fong and Michael S. Casazza (collectively, the "Guarantors"), for the benefit of Warren Amendola, Sr., Patricia Amendola, Warren Amendola, Jr., Richard Amendola, Russell Amendola and Three R Profit Sharing Retirement Plan (collectively the "Amendola Group").

    A. Pursuant to a certain agreement (the "Stock Purchase Agreement"), dated of even date herewith, among USA Skate Corporation ("Skate Corp."), as Buyer, Warren Amendola, Sr., Patricia Amendola and Three R Profit Sharing Retirement Plan as "Corporate Sellers," and Warren Amendola, Sr., Warren Amendola, Jr., Richard Amendola and Russell Amendola as "Three R Sellers", Skate Corp. has acquired from the Corporate Sellers all of their shares of the Capital Stock of the USA Skate Co., Inc. and from the Three R Sellers, all of their shares of Capital Stock of Three R Sales, Inc. (the "Transaction").

    B. Pursuant to the Stock Purchase Agreement and as a condition to the Closing thereof, Skate Corp. and the Amendola Group have entered into a certain Registration Rights Agreement ("Registration Rights Agreement") which were to provide, inter alia, for a "Valuation Guarantee" in favor of the Amendola Group as more fully described in Section 6 thereof.

    C. Guarantors are executive officers and directors of Skate Corp. and are guaranteeing Skate Corp.'s Valuation Guarantee to the Amendola Group to induce the Amendola Group to enter into the Stock Purchase Agreement and to consummate all of the transactions contemplated thereby.

    NOW, THEREFORE, in consideration of the completion of the transactions under the Stock Purchase Agreement, and for other good and valuable consideration, the adequacy and receipt of which hereby are acknowledged, and intending to be legally bound, the Guarantors hereby covenant and agree as follows:

    1.  THE GUARANTY.   The Guarantors hereby absolutely, unconditionally and
jointly and severally guarantee to the Amendola Group the timely performance of the Valuation Guarantee (the "Guaranteed Obligation").

    2. APPLICATION OF PAYMENTS. Any payment made by Guarantors, or any of them, under this Guaranty shall be effective to reduce or discharge the liability of the Guarantors hereunder without further notice of any kind.

    3. CONTINUING GUARANTY. The rights of the Amendola Group under this Guaranty are in addition to, and not mutually exclusive of, any and all other rights and remedies the Amendola Group may have under the Stock Purchase Agreement and/or any other agreements or guaranties related to, or arising out of, the Transaction, as well as by reason of any law or in equity. Without limiting the foregoing, the Amendola Group shall be entitled to demand and receive payment and performance from the Guarantors under this Guaranty, notwithstanding the availability of, or the Amendola Group's failure to pursue or enforce any right or remedy they may have against Skate Corp. and notwithstanding the failure of the Amendola Group to avail themselves or realize the benefit of any other right or remedy afforded to them under any other agreement, guaranty or policy of insurance.

    Except as otherwise provided herein, this Guaranty shall continue in force and be binding upon the Guarantors until the Guaranteed Obligation has been performed or paid in full. If Skate Corp. and/or any of its successors and assigns fail to pay any of the Guaranteed Obligation when such amounts become due, then the Amendola Group may enforce this Guaranty against any one or more of the Guarantors subject only to the agreement described in Section 6(e) of this Guaranty.

    4. NO IMPAIRMENT. This Guaranty shall not be affected or impaired by any extension of time, forbearance, waiver or concession given to Skate Corp., any assertion of, or delay in asserting, any right, power or remedy against Skate Corp., any modification or amendment to the provisions of the Registration Rights Agreement; the dissolution, liquidation, reorganization or winding up of Skate Corp; the release or limitation of liability of any other guarantor of Skate Corp.'s obligations, covenants and agreements or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

    5. TERMINATION. This Guaranty shall terminate when the Guaranteed Obligation has been paid or performed in full. Thereafter, the Amendola Group will furnish to the Guarantors written cancellation of this Guaranty and will return the original of this Guaranty to the Guarantors.

    6.  GENERAL PROVISIONS.

         (a) No delay on the part of the Amendola Group in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

         (b) This Guaranty may not be assigned and may not be modified except by a writing signed by all of the parties hereto and the Amendola Group.

         (c) This Guaranty is made under and shall be governed by the laws of the State of New York.

         (d) JURISDICTION AND FORUM SELECTION. The guarantors hereby irrevocably and unconditionally (i) consent to the exclusive jurisdiction of the United States District Court for the Eastern District of New York (or if there is no subject matter jurisdiction, the Supreme Court of New York for the County of Suffolk) over any action, suit or proceeding arising out of or relating to this Guaranty, (ii) agree not to commence any action, suit or proceeding arising out of or relating to this Guaranty except in such court,
(iii) agree that service of any process, summons, notice or document sent by U.S. certified mail, return receipt requested, or by nationally recognized overnight courier service to any other Party's address shall be effective against any other party in any such court, and (iv) waive any objection to proceeding in such court, including, but not limited to, objections as to venue and for forum non-conveniens.

         (e) The Amendola Group agrees that their rights under this Guaranty are subordinate to rights of LaSalle National Bank ("Bank") to the extent prescribed in a separate agreement with the Bank.

    7. NOTICES. Any and all notices or service of process required or permitted hereunder shall be given in writing as follows:

         If to the Amendola Group:

              c/o Warren Amendola, Sr.
              22 Mallard Cove
              Centerport, NY 11721

         If to Michael S. Casazza:

              c/o USA Skate Corporation
              8102 White Horse Road
              Greenville, SC 29611
              TEL: (864) 294-5370
              FAX: (864) 294-5235

         If to Henry Fong:

              c/o 2401 PGA Blvd., Suite 280F
              Palm Beach Gardens, FL 33410
              TEL: (407) 624-0885
              FAX: (407) 624-9507

    Any notice required to be made within a stated period of time shall be considered timely made if deposited before midnight of the last day of the stated period. Any party may give any notice or other communication hereunder by personal delivery or by using a nationally recognized overnight courier service, telecopy or telex.

    Any party may change the address to which such notices and communications shall be sent by written notice to the other parties, provided that any notice of change of address shall be effective only upon receipt.

    IN WITNESS WHEREOF, Guarantors have each caused this Guaranty to be executed as of the date first above written.


                             ________________________________
                                  Henry Fong, Individually

                             ________________________________
                                  Michael S. Casazza, Individually

STATE OF ______________)
                          ).ss:
COUNTY OF ____________)

    On this ____ day of April, 1996, before me personally came Henry Fong, to me known to be the individual described in, and who executed, the foregoing instrument, and acknowledged that he executed the same.


                                     ___________________________
                                     Notary Public


STATE OF ______________)
                          ).ss:
COUNTY OF ____________)

    On this ____ day of April, 1996, before me personally came Michael S. Casazza, to me known to be the individual described in, and who executed, the foregoing instrument, and acknowledged that he executed the same.


                                     ___________________________
                                     Notary Public